Exhibit 99.1

Case 17-12958-CSS Doc 34 Filed 12/20/17 Page 1 of 6

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
In re:	:	Chapter 11
:
Rentech WP U.S. Inc., et al.,[1]	:	Case No. 17-12958 (CSS)
:
Debtors.	:	(Jointly Administered)
:
	:	Ref. Docket No. 8
x

INTERIM ORDER PURSUANT TO 11 U.S.C. §§ 105(a), 362(a)(3), AND 541

ESTABLISHING NOTICE AND HEARING PROCEDURES FOR TRADING OF

RENTECH EQUITY SECURITIES

Upon the motion (the “Motion”)2 of the debtors and debtors-in-possession in the above- captioned chapter 11 cases for entry of an order under Bankruptcy Code Sections 105, 362(a)(3), and 541 establishing notice and hearing procedures that must be satisfied before certain transfers of Rentech equity securities are deemed effective; and the Court having reviewed the Motion and the Summers Declaration; and the Court having jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order of Reference from the United States District Court for the District of Delaware dated February 29, 2012; and the Court having found that venue of this proceeding and the Motion in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and the Court having found that this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); and it appearing that proper and adequate notice of the Motion has been given and that no other or further notice is necessary; and upon the record herein; and after due

[1]	The Debtors, together with the last four digits of each Debtor’s U.S. federal tax identification number, are Rentech WP U.S. Inc. (7863) and Rentech, Inc. (7421). The address for the Debtors is 10880 Wilshire Boulevard, Suite 1101, Los Angeles, CA 90024.
[2]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Motion.

Case 17-12958-CSS Doc 34 Filed 12/20/17 Page 2 of 6

deliberation thereon; and the Court having determined that there is good and sufficient cause appearing for the relief set forth in this Order, it is hereby:

ORDERED, ADJUDGED, AND DECREED THAT:

1. The Motion is GRANTED on an interim basis as set forth herein.

2. Any purchase, sale, or other transfer of Rentech equity securities in violation of the procedures set forth herein (including the notice requirements set forth in Paragraph 3 below) shall be null and void ab initio as an act in violation of the automatic stay under Bankruptcy Code Sections 362 and 105(a).

1. The following procedures for monitoring the trading of Rentech equity securities are hereby approved. All service indicated below of all notices by the Debtors and by holders of Rentech equity securities shall be by first class mail and by email or fax whenever available.

a.	Any person or entity (as defined in Treasury Regulations Section 1.382-3(a)(l)) who currently is or becomes a Substantial Shareholder (as defined in Paragraph (e) below) shall file with this Court, and serve on Debtors’ counsel, (i) Latham & Watkins LLP, 355 South Grand Avenue, Suite 100, Los Angeles, California 90071-1560, (Attn: Peter M. Gilhuly, Esq.; e-mail: Peter.Gilhuly@lw.com; facsimile: (213) 891-8763), and (ii) Young Conaway Stargatt & Taylor, LLP, Rodney Square, 1000 North King Street, Wilmington, Delaware 19801, (Attn: Michael R. Nestor, Esq.; e-mail: mnestor@ycst.com; facsimile: (302) 571-1253), a notice of such status, in the form of Exhibit 1 attached hereto (the “Substantial Ownership Notice”), on or before the later of (i) twenty (20) calendar days after service of the Notice of Order (as defined below) and (ii) fourteen (14) calendar days after becoming a Substantial Shareholder. When filing the Substantial Ownership Notice with the Court (but not when serving such notice to the Debtors’ counsel), the Substantial Shareholder may redact the number of shares of Rentech stock that the Substantial Shareholder beneficially owns.

b.

At least fourteen (14) calendar days prior to effectuating any transfer of equity securities (including Options to acquire such securities, as defined in Paragraph (e) below) that would result in an increase in the amount of Stock (as defined in Paragraph (e) below) beneficially owned by a Substantial Shareholder (as defined in Paragraph (e) below) or would result in a person or entity becoming a Substantial Shareholder, such Substantial Shareholder (or person or entity that may become a Substantial Shareholder) shall file with this Court, and serve on counsel to the Debtors, advance written notice, in the form of Exhibit 2 attached

Case 17-12958-CSS Doc 34 Filed 12/20/17 Page 3 of 6

hereto, of the intended transfer of equity securities (the “Equity Acquisition Notice”). When filing the Equity Acquisition Notice with the Court (but not when serving such notice to the Debtors’ counsel), the Substantial Shareholder may redact the number of shares of Rentech stock that the Substantial Shareholder beneficially owns, the amount of additional shares or options they propose to purchase or acquire, and the number of shares or options they will beneficially own after such transfer becomes effective.

c.	At least fourteen (14) calendar days prior to effectuating any transfer of equity securities (including Options to acquire such securities, as defined in Paragraph (e) below) that would result in a decrease in the amount of Stock (as defined in Paragraph (e) below) beneficially owned by a Substantial Shareholder (as defined in Paragraph (e) below) or would result in a person or entity ceasing to be a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on counsel to the Debtors, advance written notice, in the form of Exhibit 3 attached hereto (the “Equity Disposition Notice”), of the intended transfer of equity securities (the Equity Acquisition Notice and the Equity Disposition Notice, each a “Notice of Proposed Transfer”). When filing the Equity Disposition Notice with the Court (but not when serving such notice to the Debtors’ counsel), the Substantial Shareholder may redact the number of shares of Rentech stock that the Substantial Shareholder beneficially owns, the amount of shares or options they propose to sell, trade or otherwise transfer, and the number of shares or options they will beneficially own after such transfer becomes effective.

d.	The Debtors shall have seven (7) calendar days after receipt of a Notice of Proposed Transfer to file with this Court and serve on such Substantial Shareholder (as defined in Paragraph (e) below) (or person or entity that may become a Substantial Shareholder) an objection to any proposed transfer of equity securities described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors file an objection, such transaction will not be effective unless approved by a final and non-appealable order of this Court. If the Debtors do not object within such 7-day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this Paragraph (d) must be the subject of additional notices as set forth herein, with an additional 7-day waiting period.

e.

For purposes of these procedures, (A) a “Substantial Shareholder” is any person or entity (as defined in Treasury Regulations Section 1.382-3(a)) which beneficially owns at least 4.5% of all issued and outstanding shares (equal to, as of the Petition Date, approximately 1,048,500 shares) of the common stock of Rentech (the “Stock”), and (B) “beneficial ownership” (or any variation thereof of the Stock and Options to acquire the Stock) shall be determined in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder, and rulings issued by the IRS, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect

Case 17-12958-CSS Doc 34 Filed 12/20/17 Page 4 of 6

ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries); (ii) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock; and (iii) ownership of an Option to acquire the Stock, but only to the extent such Option is treated as exercised under Treasury Regulations Section 1.382-4(d). An “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

2. The Debtors may waive, in writing and in their sole and absolute discretion, any and all restrictions, stays, and notification procedures contained herein should the Debtors conclude in their sole discretion that any such restriction, stay, or notification procedure is not necessary to protect their Tax Attributes; provided, however, the Debtors shall provide notice of any such waiver to the U.S. Trustee and any statutory committee appointed in the Chapter 11 Cases, in writing within three (3) business days thereafter.

3. The Debtors shall serve a notice in substantially the form attached hereto as Exhibit 4 (the “Notice of Order”) on: (i) the Office of the United States Trustee; (ii) counsel to the Term Loan Agent; (iii) counsel to the Term Loan Lenders; (iv) the prepetition revolving loan lender; (v) the parties included on the Debtors’ list of thirty (30) largest unsecured creditors, as filed with the chapter 11 petitions; (vi) the Securities and Exchange Commission; (vii) the IRS; (viii) local taxing authorities; (ix) any statutory committee appointed under Bankruptcy Code Section 1102; (x) all parties entitled to notice pursuant to Local Rule 2002- 1(b); (xi) any directly registered holders of the Stock; (xii) any record holders (i.e., banks, brokers, intermediaries, other nominees or their mailing agents (collectively, the “Nominees”)) of the Stock; and (xiii) the transfer agent(s) for the Stock.

4. Upon receipt of the Notice of Order, the Nominees shall serve the Notice of Order on any beneficial holders by no later than five (5) business days after being served with the Notice of Order.

Case 17-12958-CSS Doc 34 Filed 12/20/17 Page 5 of 6

5. Any person or entity, or any broker or agent acting on such person or entity’s behalf, who sells an aggregate amount equal to 1,048,500 shares of the Stock (representing approximately 4.5% of all issued and outstanding shares of the Stock) (or an Option with respect thereto) to another person or entity will be required to provide a copy of the Notice of Order to such purchaser of such Stock or to any broker or agent acting on such purchaser’s behalf.

6. Confidentiality: The Debtors shall keep all information provided in any notices delivered to them pursuant to the procedures set forth herein strictly confidential, to the extent such information has been redacted in the versions of such notices filed with the Court, and shall not disclose the contents thereof to any person except (i) to the extent necessary to respond to a petition or objection filed with the Court, (ii) to the extent otherwise required by law, or (iii) to the extent that the information contained therein is already available to the public; provided, however, that the Debtors may disclose the contents thereof to their attorneys and financial advisors, who shall keep all such notices strictly confidential in the same manner as the Debtors are required to do, subject to further Court order. To the extent confidential information is necessary to respond to a petition or objection filed with the Court, such confidential information shall be filed under seal, with a redacted form publicly filed.

7. The requirements set forth in this Order are in addition to the requirements of applicable securities, corporate, and other laws, and do not excuse compliance therewith.

8. The Debtors shall also file a copy of the Notice of Order as an exhibit to a report on Form 8-K filed with the Securities and Exchange Commission.

9. The final hearing (the “Final Hearing”) on the Motion shall be held on January 31, 2018 at 10:00 a.m, prevailing Eastern Time. Any objections or responses to entry of a final order on the Motion shall be served on or before 4:00 p.m.,

Case 17-12958-CSS Doc 34 Filed 12/20/17 Page 6 of 6

prevailing Eastern Time, on January 24, 2018 and shall be served on: (a)(1) counsel to the Debtors, Young Conaway Stargatt & Taylor, LLP, Rodney Square, 1000 North King Street, Wilmington, DE 19801 (Attn: Michael R. Nestor, Esq. (email: mnestor@ycst.com)), and (2) Latham & Watkins LLP, 355 South Grand Avenue, Suite 100, Los Angeles, California 90071-1560 (Attn: Peter M. Gilhuly, Esq. (email: Peter.Gilhuly@lw.com)); (b) the United States Trustee for the District of Delaware, 844 King Street, Suite 2207, Lockbox 35, Wilmington, DE 19801 (Attn: Juliet Sarkessian, Esq. (email: Juliet.M.Sarkessian@usdoj.gov)); (c) counsel to any statutory committee appointed in the Chapter 11 Cases; (d) counsel to the Term Loan Agent, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036 (Attn: David C. Reamer, Esq. (email: david.reamer@skadden.com)); (e) counsel to the Term Loan Lenders, Akin Gump Strauss Hauer & Feld LLP, 1333 New Hampshire Ave NW, Washington, DC 20036 (Attn: Daniel I. Fisher, Esq. (email: dfisher@akingump.com)); and (f) counsel to the prepetition revolving loan lender, Chapman and Cutler LLP, 111 West Monroe Street, Chicago, IL 60603 (Attn: Stephen R. Tetro II (email: stetro@chapman.com)). If no objections are timely filed and served, the Debtors’ counsel shall be permitted to file a certification of counsel to that effect attaching a final form of order.

10. The Debtors are authorized and empowered to take all actions necessary to implement the relief granted in this Order.

11. The Court shall retain jurisdiction to hear and determine all matters arising from the implementation of this Order.

Dated:  December 20, 2017

    Wilmington, Delaware

UNITED STATES BANKRUPTCY JUDGE

Case 17-12958-CSS Doc 34-1 Filed 12/20/17 Page 1 of 4

Exhibit 1

Notice of Status as Substantial Shareholder

Case 17-12958-CSS Doc 34-1 Filed 12/20/17 Page 2 of 4

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
In re:	:	Chapter 11
:
Rentech WP U.S. Inc., et al.,[1]	:	Case No. 17-12958 (CSS)
:
Debtors.	:	(Jointly Administered)
x

NOTICE OF STATUS AS SUBSTANTIAL SHAREHOLDER

PLEASE TAKE NOTICE THAT the undersigned party is/has become a Substantial Shareholder2 with respect to the common stock of Rentech, Inc. (the “Stock”), a debtor and debtor-in-possession in Case No. 17-12958, pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).3

PLEASE TAKE FURTHER NOTICE THAT, as of [Date(s)], the undersigned party beneficially owns [                ] shares of the Stock.4 The following table sets forth the

[1]	The Debtors, together with the last four digits of each Debtor’s U.S. federal tax identification number, are Rentech WP U.S. Inc. (7863) and Rentech, Inc. (7421). The address for the Debtors is 10880 Wilshire Boulevard, Suite 1101, Los Angeles, CA 90024.
[2]	For purposes of this Notice, (A) a “Substantial Shareholder” is any person or entity (as defined in Treasury Regulations Section 1.382-3(a)) which beneficially owns at least 4.5% of all issued and outstanding shares (equal to, as of the Petition Date, approximately 1,048,500 shares) of the common stock of Rentech, and (B) “beneficial ownership” (or any variation thereof of the Stock and Options to acquire the Stock) shall be determined in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder, and rulings issued by the IRS, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries); (ii) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock; and (iii) ownership of an Option to acquire the Stock, but only to the extent such Option is treated as exercised under Treasury Regulations Section 1.382-4(d). An “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.
[3]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Debtors’ Motion for Order Pursuant to 11 U.S.C. §§ 105(A), 362(A)(3), and 541 Establishing Notice and Hearing Procedures for Trading of Rentech Equity Securities Docket No. 8 filed in the above-captioned Chapter 11 bankruptcy cases.
[4]

When filing this notice with the Court (but not when serving such notice to the Debtors’ counsel), a Substantial Shareholder may redact the number of shares of Rentech stock they beneficially own, and the dates such stock was acquired.

Case 17-12958-CSS Doc 34-1 Filed 12/20/17 Page 3 of 4

date(s) on which the undersigned party acquired or otherwise became the beneficial owner of such Stock:

Number of Shares	Date Acquired

(Attach additional page(s) if necessary)

PLEASE TAKE FURTHER NOTICE THAT the last four digits of the taxpayer identification or social security number of the undersigned party are [                ]

PLEASE TAKE FURTHER NOTICE THAT, under penalty of perjury, the undersigned party hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

PLEASE TAKE FURTHER NOTICE THAT this Notice is being (a) filed with the Court and (b) served by email and first class mail upon counsel to the Debtors, (i) Young Conaway Stargatt & Taylor, LLP, Rodney Square, 1000 North King Street, Wilmington, DE 19801 (Attn: Michael R. Nestor, Esq. (email: mnestor@ycst.com)), and (ii) Latham & Watkins LLP, 355 South Grand Avenue, Suite 100, Los Angeles, California 90071-1560 (Attn: Peter M. Gilhuly, Esq. (email: Peter.Gilhuly@lw.com)).

Respectfully Submitted,

(Name of Substantial Shareholder)

By:

2

Case 17-12958-CSS Doc 34-1 Filed 12/20/17 Page 4 of 4

Name:

Title:

Address:

Telephone:

Facsimile:

Email:

Date:

3

Case 17-12958-CSS Doc 34-2 Filed 12/20/17 Page 1 of 5

Exhibit 2

Notice of Intent to Acquire Equity Interest

Case 17-12958-CSS Doc 34-2 Filed 12/20/17 Page 2 of 5

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	x : :	Chapter 11
Rentech WP U.S. Inc., et al.,[1]	: :	Case No. 17-12958 (CSS)
Debtors.	: x	(Jointly Administered)

NOTICE OF INTENT TO PURCHASE, ACQUIRE OR OTHERWISE

ACCUMULATE AN EQUITY INTEREST

PLEASE TAKE NOTICE THAT the undersigned party hereby provides notice of its intention to purchase, acquire, or otherwise accumulate one or more shares of the common stock of Rentech, Inc. (the “Stock”) or an Option with respect thereto (as defined herein) (the “Proposed Transfer”),2 at least fourteen (14) days prior to the date of the intended acquisition.

PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [Date(s)], the undersigned party filed a Notice of Status as a Substantial Shareholder3 with the United States

[1]	The Debtors, together with the last four digits of each Debtor’s U.S. federal tax identification number, are Rentech WP U.S. Inc. (7863) and Rentech, Inc. (7421). The address for the Debtors is 10880 Wilshire Boulevard, Suite 1101, Los Angeles, CA 90024.
[2]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Debtors’ Motion for Order Pursuant to 11 U.S.C. §§ 105(A), 362(A)(3), and 541 Establishing Notice and Hearing Procedures for Trading of Rentech Equity Securities Docket No. 8 filed in the above-captioned Chapter 11 bankruptcy cases.
[3]

For purposes of this Notice, (A) a “Substantial Shareholder” is any person or entity (as defined in Treasury Regulations Section 1.382-3(a)) which beneficially owns at least 4.5% of all issued and outstanding shares (equal to, as of the Petition Date, approximately 1,048,500 shares) of the common stock of Rentech, and (B) “beneficial ownership” (or any variation thereof of the Stock and Options to acquire the Stock) shall be determined in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder, and rulings issued by the IRS, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries); (ii) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock; and (iii) ownership of an Option to acquire the Stock, but only to the extent such Option is treated as exercised under Treasury Regulations Section 1.382-4(d). An “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

Case 17-12958-CSS Doc 34-2 Filed 12/20/17 Page 3 of 5

Bankruptcy Court for the District of Delaware (the “Court”) and served copies thereof on Debtors’ counsel.

PLEASE TAKE FURTHER NOTICE THAT the undersigned party currently beneficially owns [                    ] shares of Stock.4

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, the undersigned party proposes to purchase, acquire or otherwise accumulate [                    ] shares of Stock or an Option with respect to [                    ] shares of Stock. If the Proposed Transfer is permitted to occur, the undersigned party will beneficially own [                    ] shares of Stock (including any Options with respect to any of the Stock) after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE THAT the last four digits of the taxpayer identification or social security number of the undersigned party are [                    ].

PLEASE TAKE FURTHER NOTICE THAT, under penalty of perjury, the undersigned party hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

PLEASE TAKE FURTHER NOTICE THAT this Notice is being (a) filed with the Court and (b) served by email and first class mail upon Debtors’ counsel, (i) Young Conaway Stargatt & Taylor, LLP, Rodney Square, 1000 North King Street, Wilmington, DE 19801 (Attn: Michael R. Nestor, Esq. (email: mnestor@ycst.com)), and (ii) Latham & Watkins LLP, 355 South Grand Avenue, Suite 100, Los Angeles, California 90071-1560 (Attn: Peter M. Gilhuly, Esq. (email: Peter.Gilhuly@lw.com)).

[4]	When filing this notice with the Court (but not when serving such notice to the Debtors’ counsel), a Substantial Shareholder may redact the number of shares of Rentech stock that the Substantial Shareholder beneficially owns, the amount of additional shares or options they propose to purchase or acquire, and the number of shares or options they will beneficially own after such transfer becomes effective.

2

Case 17-12958-CSS Doc 34-2 Filed 12/20/17 Page 4 of 5

PLEASE TAKE FURTHER NOTICE THAT the Debtors have seven (7) calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and non-appealable order of the Court. If the Debtors do not object within such 7-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Notice. Please provide your email address and/or facsimile number below so that any objection may be served on you by email or fax, as well as by first class mail.

PLEASE TAKE FURTHER NOTICE THAT any further transactions contemplated by the undersigned party that may result in the undersigned party purchasing, acquiring or otherwise accumulating additional shares of Stock (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

3

Case 17-12958-CSS Doc 34-2 Filed 12/20/17 Page 5 of 5

Respectfully Submitted,
(Name of Prospective Acquirer)

By:

Name:

Title:

Address:

Telephone:

Facsimile:

Email:

Date:

Case 17-12958-CSS Doc 34-3 Filed 12/20/17 Page 1 of 5

Exhibit 3

Notice of Intent to Transfer Equity Interest

Case 17-12958-CSS Doc 34-3 Filed 12/20/17 Page 2 of 5

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	x : :	Chapter 11
Rentech WP U.S. Inc., et al.,[1]	: :	Case No. 17-12958 (CSS)
Debtors.	: x	(Jointly Administered)

NOTICE OF INTENT TO SELL, TRADE OR OTHERWISE

TRANSFER OWNERSHIP OF EQUITY INTEREST

PLEASE TAKE NOTICE THAT the undersigned party hereby provides notice of its intention to sell, trade or otherwise transfer one or more shares of the stock of Rentech, Inc. (the “Stock”) or an Option with respect thereto (as defined herein) (the “Proposed Transfer”),2 at least fourteen (14) days prior to the date of the intended transfer.

PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [Date(s)], the undersigned party filed a Notice of Status as a Substantial Shareholder3 with the United States

[1]	The Debtors, together with the last four digits of each Debtor’s U.S. federal tax identification number, are Rentech WP U.S. Inc. (7863) and Rentech, Inc. (7421). The address for the Debtors is 10880 Wilshire Boulevard, Suite 1101, Los Angeles, CA 90024.
[2]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Debtors’ Motion for Order Pursuant to 11 U.S.C. §§ 105(A), 362(A)(3), and 541 Establishing Notice and Hearing Procedures for Trading of Rentech Equity Securities Docket No. 8 filed in the above-captioned Chapter 11 bankruptcy cases.
[3]

For purposes of this Notice, (A) a “Substantial Shareholder” is any person or entity (as defined in Treasury Regulations Section 1.382-3(a)) which beneficially owns at least 4.5% of all issued and outstanding shares (equal to, as of the Petition Date, approximately 1,048,500 shares) of the common stock of Rentech, and (B) “beneficial ownership” (or any variation thereof of the Stock and Options to acquire the Stock) shall be determined in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder, and rulings issued by the IRS, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries); (ii) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock; and (iii) ownership of an Option to acquire the Stock, but only to the extent such Option is treated as exercised under Treasury Regulations Section 1.382-4(d). An “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

Case 17-12958-CSS Doc 34-3 Filed 12/20/17 Page 3 of 5

Bankruptcy Court for the District of Delaware (the “Court”) and served copies thereof on Debtors’ counsel.

PLEASE TAKE FURTHER NOTICE THAT the undersigned party currently beneficially owns [                    ] shares of Stock.4

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, the undersigned party proposes to sell, trade, or otherwise transfer [                    ] shares of Stock or an Option with respect to [                    ] shares of Stock. If the Proposed Transfer is permitted to occur, the undersigned party will beneficially own [                    ] shares of Stock (including any Options with respect to any of Stock) after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE THAT the last four digits of the taxpayer identification or social security number of the undersigned party are [                    ].

PLEASE TAKE FURTHER NOTICE THAT, under penalty of perjury, the undersigned party hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

PLEASE TAKE FURTHER NOTICE THAT this Notice is being (a) filed with the Court and (b) served by email and first class mail upon counsel to the Debtors, (i) Young Conaway Stargatt & Taylor, LLP, Rodney Square, 1000 North King Street, Wilmington, DE 19801 (Attn: Michael R. Nestor, Esq. (email: mnestor@ycst.com)), and (ii) Latham & Watkins LLP, 355 South Grand Avenue, Suite 100, Los Angeles, California 90071-1560 (Attn: Peter M. Gilhuly, Esq. (email: Peter.Gilhuly@lw.com)).

[4]	When filing this notice with the Court (but not when serving such notice to the Debtors’ counsel), a Substantial Shareholder may redact the number of shares of Rentech stock that the Substantial Shareholder beneficially owns, the amount of shares or options they propose to sell, trade or otherwise transfer, and the number of shares or options they will beneficially own after such transfer becomes effective.

2

Case 17-12958-CSS Doc 34-3 Filed 12/20/17 Page 4 of 5

PLEASE TAKE FURTHER NOTICE THAT the Debtors have seven (7) calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and non-appealable order of the Court. If the Debtors do not object within such 7-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Notice. Please provide your email address and/or facsimile number below so that any objection may be served on you by email or fax, as well as by first class mail.

PLEASE TAKE FURTHER NOTICE THAT any further transactions contemplated by the undersigned party that may result in the undersigned party selling, transferring, or otherwise transferring additional shares of the Stock (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

3

Case 17-12958-CSS Doc 34-3 Filed 12/20/17 Page 5 of 5

Respectfully Submitted,
(Name of Prospective Transferor)

By:

Name:

Title:

Address:

Telephone:

Facsimile:

Email:

Date:

4

Case 17-12958-CSS Doc 34-4 Filed 12/20/17 Page 1 of 6

Exhibit 4

Notice of Interim Order

Case 17-12958-CSS Doc 34-4 Filed 12/20/17 Page 2 of 6

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	x : :	Chapter 11
Rentech WP U.S. Inc., et al.,[1]	: :	Case No. 17-12958 (CSS)
Debtors.	: x	(Jointly Administered)

NOTICE OF INTERIM ORDER ESTABLISHING NOTICE AND HEARING

PROCEDURES FOR TRADING OF RENTECH EQUITY SECURITIES

TO ALL HOLDERS OF EQUITY INTERESTS IN RENTECH, INC.:

PLEASE TAKE NOTICE THAT on December 19, 2017 (the “Petition Date”), the above-captioned debtors and debtors-in-possession (the “Debtors”) commenced cases under chapter 11 of Title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”). Subject to certain exceptions, Bankruptcy Code Section 362 operates as a stay of any act to obtain possession of property of the Debtors’ estates or of property from the Debtors’ estates or to exercise control over property of the Debtors’ estates.

PLEASE TAKE FURTHER NOTICE THAT on the Petition Date the Debtors filed a motion seeking entry of an order pursuant to Bankruptcy Code Sections 105, 362, and 541 establishing notification and hearing procedures for trading of Rentech, Inc. (“Rentech”) equity securities (the “Motion”).

PLEASE TAKE FURTHER NOTICE THAT on                     , 2017, the United States Bankruptcy Court for the District of Delaware (the “Court”) entered an order establishing notification and hearing procedures for trading of Rentech equity securities [Docket No.     ] (the “Interim Order”), thereby approving the procedures set forth below in order to preserve the Debtors’ Tax Attributes (as defined in the Motion). A final hearing on the Motion will be held on                     , 2018 at     :     a.m./p.m. (the “Final Hearing”). Any objections to the relief granted in the Interim Order must be filed with the Court and served upon (a)(1) counsel to the Debtors, Young Conaway Stargatt & Taylor, LLP, Rodney Square, 1000 North King Street, Wilmington, DE 19801 (Attn: Michael R. Nestor, Esq. (email: mnestor@ycst.com)), and (2) Latham & Watkins LLP, 355 South Grand Avenue, Suite 100, Los Angeles, California 90071-1560 (Attn: Peter M. Gilhuly, Esq. (email: Peter.Gilhuly@lw.com)); (b) the United States Trustee for the District of Delaware, 844 King Street, Suite 2207, Lockbox 35, Wilmington, DE 19801 (Attn: Juliet Sarkessian, Esq. (email: Juliet.M.Sarkessian@usdoj.gov)); (c) counsel to any statutory committee appointed in the Chapter 11 Cases; (d) counsel to the Term Loan agent, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036

[1]

The Debtors, together with the last four digits of each Debtor’s U.S. federal tax identification number, are Rentech WP U.S. Inc. (7863) and Rentech, Inc. (7421). The address for the Debtors is 10880 Wilshire Boulevard, Suite 1101, Los Angeles, CA 90024.

Case 17-12958-CSS Doc 34-4 Filed 12/20/17 Page 3 of 6

(Attn: David C. Reamer, Esq. (email: david.reamer@skadden.com)); (e) counsel to the Term Loan Lenders, Akin Gump Strauss Hauer & Feld LLP, 1333 New Hampshire Ave NW, Washington, DC 20036 (Attn: Daniel I. Fisher, Esq. (email: dfisher@akingump.com)); and (f) counsel to the prepetition revolving loan lender, Chapman and Cutler LLP, 111 West Monroe Street, Chicago, IL 60603 (Attn: Stephen R. Tetro (email: stetro@chapman.com)) no later than seven (7) days prior to the Final Hearing (the “Objection Deadline”). If an objection is timely filed and served prior to the Objection Deadline, such objection will be heard at the Final Hearing on the Motion. If no objections are timely filed and served, Debtors’ counsel will file a certification of counsel to that effect attaching a final form of order.

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Interim Order, the following procedures shall apply to holding and trading of Rentech equity securities:

a.	Any purchase, sale, or other transfer of equity securities of Rentech in violation of the procedures set forth herein (including the notice requirements set forth herein and in the Interim Order) shall be null and void ab initio as an act in violation of the automatic stay under Bankruptcy Code Sections 362 and 105(a).

b.	Any person or entity (as defined in Treasury Regulations Section 1.382-3(a)(l)) who currently is or becomes a Substantial Shareholder (as defined in Paragraph (f) below) shall file with the Court, and serve on Debtors’ counsel, (i) Latham & Watkins LLP, 355 South Grand Avenue, Suite 100, Los Angeles, California 90071-1560, (Attn: Peter M. Gilhuly, Esq.; e-mail: Peter.Gilhuly@lw.com; facsimile: (213) 891-8763), and (ii) Young Conaway Stargatt & Taylor, LLP, Rodney Square, 1000 North King Street, Wilmington, Delaware 19801, (Attn: Michael R. Nestor, Esq.; e-mail: mnestor@ycst.com; facsimile: (302) 571-1253), a notice of such status, in the form of Exhibit 1 attached to the Interim Order (the “Substantial Ownership Notice”), on or before the later of (i) twenty (20) calendar days after service of this Notice and (ii) fourteen (14) calendar days after becoming a Substantial Shareholder. When filing the Substantial Ownership Notice with the Court (but not when serving such notice to the Debtors’ counsel), the Substantial Shareholder may redact the number of shares of Rentech stock that the Substantial Shareholder beneficially owns.

c.

At least fourteen (14) calendar days prior to effectuating any transfer of equity securities (including Options (as defined below) to acquire such securities, as defined in Paragraph (f) below) that would result in an increase in the amount of Stock (as defined in Paragraph (f) below) beneficially owned by a Substantial Shareholder (as defined in Paragraph (f) below) or would result in a person or entity becoming a Substantial Shareholder, such Substantial Shareholder (or person or entity that may become a Substantial Shareholder) shall file with the Court, and serve on counsel to the Debtors, advance written notice, in the form of Exhibit 2 attached to the Interim Order, of the intended transfer of equity securities (the “Equity Acquisition Notice”). When filing the Equity Acquisition Notice with the Court (but not when serving such notice to the Debtors’ counsel), the Substantial Shareholder may redact the number of shares of Rentech stock that the Substantial Shareholder beneficially owns, the amount of additional shares or

2

Case 17-12958-CSS Doc 34-4 Filed 12/20/17 Page 4 of 6

options they propose to purchase or acquire, and the number of shares or options they will beneficially own after such transfer becomes effective.

d.	At least fourteen (14) calendar days prior to effectuating any transfer of equity securities (including Options to acquire such securities, as defined in Paragraph (f) below) that would result in a decrease in the amount of Stock (as defined in Paragraph (f) below) beneficially owned by a Substantial Shareholder (as defined in Paragraph (f) below) or would result in a person or entity ceasing to be a Substantial Shareholder, such Substantial Shareholder shall file with the Court, and serve on counsel to the Debtors, advance written notice, in the form of Exhibit 3 attached to the Interim Order (the “Equity Disposition Notice”), of the intended transfer of equity securities (the Equity Acquisition Notice and the Equity Disposition Notice, each a “Notice of Proposed Transfer”). When filing the Equity Disposition Notice with the Court (but not when serving such notice to the Debtors’ counsel), the Substantial Shareholder may redact the number of shares of Rentech stock that the Substantial Shareholder beneficially owns, the amount of shares or options they propose to sell, trade or otherwise transfer, and the number of shares or options they will beneficially own after such transfer becomes effective.

e.	The Debtors shall have seven (7) calendar days after receipt of a Notice of Proposed Transfer to file with the Court and serve on such Substantial Shareholder (as defined in Paragraph (f) below) (or person or entity that may become a Substantial Shareholder) an objection to any proposed transfer of equity securities described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors file an objection, such transaction will not be effective unless approved by a final and non-appealable order of the Court. If the Debtors do not object within such 7-day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this Paragraph (e) must be the subject of additional notices as set forth herein, with an additional 7-day waiting period.

f.

For purposes of these procedures, (A) a “Substantial Shareholder” is any person or entity (as defined in Treasury Regulations Section 1.382-3(a)) which beneficially owns at least 4.5% of all issued and outstanding shares (equal to, as of the Petition Date, approximately 1,048,500 shares) of the common stock of Rentech (the “Stock”), and (B) “beneficial ownership” (or any variation thereof of the Stock and Options to acquire the Stock) shall be determined in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder, and rulings issued by the IRS, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries); (ii) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock; and (iii) ownership of an Option to acquire the Stock, but only to the extent such Option is treated as exercised under Treasury

3

Case 17-12958-CSS Doc 34-4 Filed 12/20/17 Page 5 of 6

Regulations Section 1.382-4(d). An “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE THAT, upon the request of any person, counsel to the Debtors, (i) Latham & Watkins LLP, 355 South Grand Avenue, Suite 100, Los Angeles, California 90071-1560 (Attn: Peter M. Gilhuly, Esq.; Peter.Gilhuly@lw.com), and (ii) Young Conaway Stargatt & Taylor, LLP, Rodney Square, 1000 North King Street, Wilmington, Delaware 19801 (Attn: Michael R. Nestor, Esq.; mnestor@ycst.com), will provide a form of each of the required notices described above.

PLEASE TAKE FURTHER NOTICE THAT a copy of the Interim Order may be obtained free of charge online at https://cases.primeclerk.com/rentech.

FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THIS NOTICE SHALL CONSTITUTE A VIOLATION OF, AMONG OTHER THINGS, THE AUTOMATIC STAY PRESCRIBED BY BANKRUPTCY CODE SECTION 362.

ANY PROHIBITED PURCHASE, ACQUISITION, ACCUMULATION, SALE, TRADE OR OTHER TRANSFER OF RENTECH EQUITY SECURITIES IN VIOLATION OF THE INTERIM ORDER SHALL BE NULL AND VOID AB INITIO AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS IMPOSED BY THE COURT.

PLEASE TAKE FURTHER NOTICE THAT the requirements set forth in this Notice are in addition to the requirements of applicable securities, corporate, and other laws, and do not excuse compliance therewith.

Dated: , 2017 Wilmington, Delaware	YOUNG CONAWAY STARGATT & TAYLOR, LLP
/s/ Michael R. Nestor
Michael R. Nestor (No. 3526)
Matthew B. Lunn (No. 4119)
Rodney Square 1000 North King Street
Wilmington, DE 19801
Telephone: (302) 571-6600
Facsimile: (302) 571-1253
E-mail: mnestor@ycst.com mlunn@ycst.com

- and -

Peter M. Gilhuly (pro hac vice admission pending)
Kimberly A. Posin (pro hac vice admission pending)

4

Case 17-12958-CSS Doc 34-4 Filed 12/20/17 Page 6 of 6

Adam E. Malatesta (pro hac vice admission pending)
LATHAM & WATKINS LLP 355 South Grand Avenue, Suite 100
Los Angeles, California 90071-1560
Telephone: (213) 485-1234
Facsimile: (213) 891-8763
E-mail: Peter.Gilhuly@lw.com
Kim.Posin@lw.com
Adam.Malatesta@lw.com

Proposed Counsel for Debtors and Debtors-in-Possession

5